Exhibit 32.3

ERP Operating Limited Partnership

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ERP Operating Limited Partnership (the “Operating Partnership”) on Form 10-Q for the period ending September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark J. Parrell, Chief Executive Officer of Equity Residential, general partner of the Operating Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

/s/ Mark J. Parrell
Mark J. Parrell
Chief Executive Officer of Registrant’s General Partner October 30, 2020